SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 17, 2002
                                                          --------------



                    SECURITY INTELLIGENCE TECHNOLOGIES, INC.
          -------------------------------------------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              FLORIDA                 000-31779                65-0928369
         -----------------------------------------------------------------------
          (STATE OR OTHER            (COMMISSION             (IRS  EMPLOYER
          JURISDICTION OF            FILE  NUMBER)          IDENTIFICATION  NO.)
            FORMATION)



                145 HUGUENOT STREET,   NEW ROCHELLE,    NEW YORK      10801
          ----------------------------------------------------------------------
          (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)             (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (914) 654-8700
                                                           --------------


                   1221 BRICKELL AVENUE, MIAMI, FLORIDA  33131
                   -------------------------------------------

     (FORMER  NAME  OR  FORMER  ADDRESS,  IF  CHANGES  SINCE  LAST  REPORT)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.
             ------------------------------------

     As of February 28, 2002, Security Intelligence Technologies, Inc. (formerly known as HipStyle.Com, Inc.), a Florida corporation (the "Company"), CCS International, Ltd., a Delaware corporation ("CCS"), and CCS Acquisition Co., a Delaware corporation ("MergerSub"), entered into an Agreement and Plan of Merger, as amended (the "Merger Agreement"), pursuant to which on April 17, 2002 (the "Effective Date"), MergerSub was merged with and into CCS (the "Merger") and CCS became a wholly owned subsidiary of the Company.

     On the Effective Date, the holders of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Common Stock of CCS received one share of the Company's Series A Convertible Stock, Series B Convertible Preferred Stock and Common Stock, for each outstanding share of such security of CCS held thereby. Additionally, the 1,805,000 stock options and 400,000 common stock purchase warrants issued by CCS were exchanged for an equal number of options and warrants of the Company. Specifically, the Company issued to the stockholders of CCS an aggregate of 11,900,000 shares of Common Stock, 3,500,000 shares of Series A Preferred Stock and 1,500,000 shares of Series B Preferred Stock.

     The following is a summary of the preferences, rights, and limitations with respect to the Series A Convertible Preferred Stock:

     Designation  and  Amount.  The  shares  of  such  series  are designated as
     ------------------------
"Series A Convertible Preferred Stock" and the number of shares constituting such series is 3,500,000. The Series A Preferred Stock has a par value of $.0001 per share.

     Dividends.  The  Holder  of Series A Preferred Stock is entitled to receive
     ---------
dividends, out of any assets legally available therefore, when, as, and if declared by the Board of Directors of the Company.

     Conversion.  The shares of the Series A Preferred Stock are convertible, at
     ----------
the option of the holder thereof, at any time into shares of common stock upon the achievement by the Company of either of the performance thresholds (the "Performance Thresholds") set forth in the next sentence. If at any time prior to October 15, 2008, the Company reports (i) if it is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in its annual report on Form 10-K or 10-KSB (or any similar or successor form or forms) or
(ii) if it is not a reporting company under the 1934 Act, in its audited financial statements, annual net revenue which equals or exceeds ten million dollars ($10,000,000), or annual net income which equal or exceeds one million dollars ($1,000,000), then each share of Series A Preferred Stock shall become convertible into one (1) share of the Company's Common Stock.

     Liquidation Rights. In the event of any liquidation, dissolution or winding
     ------------------
up of the Company, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of common stock by reason of their ownership thereof, an amount per share equal to the sum of $1.00 for each outstanding share of Series A Preferred Stock plus accrued and unpaid dividends (as adjusted for stock dividends, stock distributions, splits, combinations or recapitalizations).

     Voting  Rights.  The holder of each share of Series A Preferred Stock shall
     --------------
have the right to fifteen (15) votes for each share of Common Stock into which such Series A Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock.

     The following is a summary of the preferences, rights, and limitations with respect to the Series B Convertible Preferred Stock:

     Designation  and  Amount.  The  shares  of  such  series  are designated as
     ------------------------
"Series B Convertible Preferred Stock" and the number of shares constituting such series is 1,500,000. The Series A Preferred Stock has a par value of $.0001 per share.

     Dividends.  The  Holder  of Series B Preferred Stock is entitled to receive
     ---------
dividends, out of any assets legally available therefore, when, as, and if declared by the Board of Directors of the Company.

     Conversion. Each share of Series B Preferred Stock shall be convertible, at
     ----------
the option of the holder thereof, at any time after the achievement by the Company of either of the Performance Thresholds, at the office of the Company or any transfer agent for such stock, into one (1) share of Common Stock (the "Conversion Ratio"), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The holder of Series B Preferred Stock may only exercise its conversion rights hereunder commencing on the date on which the Company filed its annual report with the Securities and Exchange Commission which sets forth achievement of either of the Performance Thresholds.

     Liquidation Rights. In the event of any liquidation, dissolution or winding
     ------------------
up of the Company, either voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of common stock by reason of their ownership thereof, an amount per share equal to the sum of $1.00 for each outstanding share of Series B Preferred Stock plus accrued and unpaid dividends (as adjusted for stock dividends, stock distributions, splits, combinations or recapitalizations).

     Voting  Rights.  The holder of each share of Series B Preferred Stock shall
     --------------
not have the right to vote, except as otherwise provided under the Florida Business Corporation Act.


     Immediately prior to the consummation of the Merger, Atlas Equity Group, Inc. beneficially owned 2,575,000 shares of Common Stock, or 55.98 % of the shares of Common Stock outstanding. Following the consummation of the Merger, Ben Jamil, the principal stockholder and founder of CCS beneficially owns 11,900,000 shares or approximately 72% of the 16,575,000 shares of Common Stock currently outstanding. The transaction will be accounted for using purchase accounting and has been effected on a tax-free basis to stockholders.

     In addition, Rebecca Farkas, the Company's President, Secretary and Treasurer and Michelle Brock, the Company's Vice President, each resigned as an officer and director of the Company as of the Effective Date. Upon consummation of the Merger, Ben Jamil, Menachem Cohen, Tom Felice, Sylvain Naar and Nomi Om each of whom are officers of CCS joined the Company's Board of Directors and (i) Mr. Jamil became the Company's President, Chief Executive Officer, and Chairman of the Board; (ii) Mr. Cohen became the Company's Vice President of Latin American Sales; (iii) Tom Felice became the Company's Vice President of Consumer and Corporate Sales and Chief Operating Officer; (iv) Sylvain Naar became the Company's Vice President for Business Development; and (v) Nomi Om became the
Company's Vice President of International Marketing and director of the Company's Asian Market.

     In connection with the closing of the Merger and in lieu of the closing by the Company of a private placement of its securities generating net cash proceeds of at least $1,000,000, the Company entered into an stock pledge agreement ("Pledge Agreement") with Atlas Equity Group, Inc., a Florida corporation and stockholder of the Company ("Atlas Equity"), pursuant to which Atlas Equity pledged 1,500,000 shares of common stock of the Company (the "Pledged Shares"). During the term of the Pledge Agreement, Atlas Equity is entitled to vote the Pledged Shares, but may not grant any proxy or right to vote the Pledged Shares to any third party. The Pledged Shares shall remain subject to the Pledge Agreement until the Company sells shares of its unregistered common stock sufficient to generate total net cash proceeds to the Company prior to June 1, 2002 of not less than $925,000 (the "Target Proceeds"). In the event that it is necessary for the Company to issue an aggregate number of shares of its Common Stock in excess of 575,000 shares (the "Target Share Amount") to investors in order to receive the Target Proceeds, the Company has been authorized by Atlas Equity to cancel a number of Pledged Shares equal to the difference between the actual number of shares issued by the Company and the Target Share Amount. In the event that it is necessary for the Company to issue an aggregate number of shares of its Common Stock that is less than the Target Share Amount to the investors in order to receive the Target Proceeds, the Company has agreed to issue to Atlas Equity a number of shares of its Common Stock equal to the difference between the actual number of shares issued by the Company and the Target Share Amount. With respect to each closing between the Company and an investor, the Company agreed to release a number of Pledged Shares to Atlas Equity based upon the total percentage of the Target Proceeds received by the Company prior to June 1, 2002. The Pledge Agreement terminates on the earlier of (i) June 1, 2002 (the "Termination Date"), (ii) the date on which the Target Proceeds are received by the Company, or (iii) the date on which the Company rejects a ready, willing and able investor that has offered to purchase shares of the Company's Common Stock sufficient to generate the Target Proceeds and on terms and conditions satisfactory to the Company.

ITEM  2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS.
          ----------------------------------------

     See  Item  1.  above  for  a  description  of  the  Merger.

     CCS is a developer, manufacturer and marketer of leading edge solutions for surveillance, counter-surveillance, countermeasure and personal and home security. CCS's products and services are used by private citizens, corporations, law enforcement agencies and governmental agencies. CCS specializes in anti-bugging, anti-wiretapping, covert video & closed circuit TV, night vision, digital lie-detection, scramblers, encryption systems, bullet-resistant clothing, armored vehicles, GPS and RF tracking, cellular monitoring systems and security seminars.

     After identifying the need for security related products, CCS designs, manufactures and markets advanced proprietary systems worldwide through its wholesale division to governments and corporations and its CounterSpy Shop retail stores, showrooms and offices located in New York, Miami, Beverly Hills, Washington DC, Hong Kong, Mexico City, Israel and London.

ITEM  5.   OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.
           ----------------------------------------------

     Certain biographical information regarding Ms. Om and Messrs. Jamil, Cohen, Felice, Naar are set forth below:

     BEN  Y.  JAMIL, age 69, has been the President, Chief Executive Officer and
Chairman of the Board of CCS since its formation in July, 1992. Mr. Jamil has over 40 years experience in government, military, law enforcement and business security, specializing in the design, manufacture and marketing of sophisticated, hi-tech systems for communication, voice and data privacy, surveillance and monitoring.

     MENACHEM COHEN, age 49, was appointed a Director of CCS and Vice President of Latin American sales in January, 2002. Mr. Cohen was Export Manager for Koor Communications's security systems division in Tel Aviv from 1980 to September 1987, and a director of Advanced Technology Group, a Tel Aviv manufacturer of security products, from 1987 to 1990. He has been consulting for CCS since its inception, to both governmental agencies and the corporate sector.

     TOM FELICE, age 41, has been a director of CCS since October, 2001. Joining CCS at its inception as Vice President of Consumer Sales, Mr. Felice took a leave of absence in November 2000 to consult for a family business. Returning to CCS in October, 2001, he is currently Vice President in charge of both consumer and corporate sales and Chief Operating Officer.

     SYLVAIN NAAR, age 61, was appointed a Director of CCS on March 3, 2002, when he joined CCS as Vice President and Chief Operating Officer. In April 2002, Mr. Naar was appointed as the Company's Vice President for Business Development. From 1990 to February, 2002, Mr. Naar was Vice President for Product and Business Development at Copytele, a developer of advanced flat panel displays and secure communication products. With over 30 years experience in telecommunications, Mr. Naar has held numerous executive positions at Hazeltine, Thomson, CSF, and Alcatel.

     NOMI OM, age 41, has been a director of CCS since January, 2002. Starting with CCS in 1992 as Production Manager, Ms. Om became Director of Special Projects as a sales engineer, and in 1995 was appointed Vice President of International Marketing and Director of CCS's Asian Market. She also manages CCS's Hong Kong office, which opened in August, 2001.

     As of February 13, 2002, the Board of Directors of the Company and as of February 22, 2002 the stockholders approved the adoption the Company's 2002
Stock Option Plan (the "Option Plan") to recruit and retain employees, directors, officers, agents, consultants, independent contractors and advisors by enabling them to participate in the future success of the Company and to associate their interests with those of the Company and its stockholders. In accordance with the terms of the Merger Agreement, the Company issued 1,805,000 options to the former option holders of CCS.

     As of April 17, 2002, the Company entered into a three (3) year employment agreement with Ben Jamil, pursuant to which Mr. Jamil agreed to serve as the Company's President, Chief Executive Officer and Chairman of the Board. The term of the agreement is subject to automatic extension for successive one (1) year periods unless the Company terminates the agreement with at least three (3) months prior written notice to Mr. Jamil. The Company agreed to pay Mr. Jamil an annual base salary of $250,000 which is subject to annual incremental increases to ten percent (10%) commencing on May 1, 2003 if the Company's net income as reported by the Company in its quarterly and annual reports filed with the Securities Exchange Commission (the "Net Income") for the four (4) calendar quarters on the most recent December 31st is greater than the Net Income for the four (4) calendar quarters on the preceding December 31st. Pursuant to the agreement, Mr. Jamil received options to purchase 1,000,000 shares of the Common Stock of the Company (the "Options"). The Options (i) shall vest quarterly over one year from the date of grant commencing on June 30, 2002 and (ii) shall be exercisable after vesting at an exercise price equal to $1.80 per share for the five year period following the date of grant, provided, however, that if Mr. Jamil ceases to be either an employee or director of the Company, the exercise period shall be shortened in accordance with the Company's 2002 Stock Option Plan. Mr. Jamil's employment agreement contains other customary provisions including provisions regarding confidentiality and competition.

     On the Effective Date, the Company relocated it executive offices from 1221 Brickell Avenue, Miami, Florida 33131 to 145 Huguenot Street, New Rochelle, New York 10801, telephone number (914) 654-8700.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.
          ------------------------------------

(a) Financial statements required under this Item 7 will be filed upon completion, but not later than sixty (60) days from the date this Current Report is required to be filed with the Commission.

(b)  Exhibits

1. Employment Agreement, dated as of April 17, 2002, by and between Security Intelligence Technologies, Inc. and Ben Jamil.

2. Pledge Agreement, dated as of April 17, 2002, by and between Security Intelligence Technologies, Inc. and Atlas Equity Group, Inc.

3.   Press  Release,  dated  as  of  April  17,  2002.

4.   Press  Release,  dated  as  of  April  18,  2002.

                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                              SECURITY  INTELLIGENCE
                              TECHNOLOGIES,  INC.


                              By:/s/  Ben  Y.  Jamil
                                 -------------------
                              Name:   Ben  Y.  Jamil
                              Title:  President  and  Chief  Executive  Officer


Dated:  April  25,  2002

                                                                       EXHIBIT 1




                              EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT, dated as of April 17, 2002, by and between SECURITY INTELLIGENCE TECHNOLOGIES, INC., a Florida corporation with offices at 145 Hugenot Street, New Rochelle, NY 10801 (the "Corporation"), and Ben Y. Jamil ("Executive").

                                   WITNESSETH:

     WHEREAS, subject to the terms and considerations hereinafter set forth, the Corporation wishes to employ Executive in the positions set forth herein and Executive wishes to accept such employment.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, terms, provisions and conditions set forth in this Agreement, the parties hereby agree as follows:

     Section 1. EMPLOYMENT. The Corporation hereby employs Executive and Executive hereby accepts such employment, as an executive of the Corporation, subject to the terms and conditions set forth in this Agreement.

     Section 2. DUTIES. Executive shall serve as Chief Executive Officer and Chairman of the Corporation's Board of Directors (the "Board of Directors") and shall properly perform such duties as may be assigned to him from time to time by the Board of Directors. If requested by the Board of Directors), Executive shall serve on any committee of the Board of Directors without additional compensation. During the Term of this Agreement, Executive shall devote substantially all of his business time and efforts to the performance of his duties hereunder unless otherwise authorized by the Board of Directors. Executive shall not engage in any other significant business activity that would detract from his ability to perform services to the Corporation.

Section 3. TERM OF EMPLOYMENT. The term of Executive's employment, unless sooner terminated as provided herein, shall be for a period of three (3) years commencing on the date hereof and ending on April 16, 2005 (as may be extended from time to time, the "Term"). The Term shall be automatically extended for successive one year periods thereafter unless the Corporation notifies Executive in writing of its intention not to so extend the Term at least three (3) months prior to the end of the original or any extended Term.

     Section  4.     COMPENSATION  OF  EXECUTIVE.

4.1          BASE  SALARY.  Corporation  shall  pay  to Executive an annual base salary for his services hereunder of Two Hundred Fifty Thousand Dollars ($250,000), less such deductions as shall be required to be withheld by applicable law and regulations. On each May 1st during the Term (commencing on May 1, 2003), Executive shall be entitled to receive a 10%
increase in his base salary if the Corporation's net income (as reported by the Corporation in its quarterly and annual reports filed with the Securities Exchange Commission) (the "Net Income") for the four (4) calendar quarters ending on the most recent December 31st is greater than the Net Income for the four (4) calendar quarters ending on the preceding December 31st. Executive's base salary, as in effect at any time, is hereinafter referred to as the "Base Salary."

4.2 TIME OF PAYMENT. Executive's Base Salary shall be paid in substantially equal installments on a basis consistent with the Corporation's payroll practices for senior executives. The Corporation shall determine whether Executive is entitled to an increase in Base Salary pursuant to Section
4.1  above  as promptly as practicable after each December 31st during the Term.

4.3 ANNUAL BONUS. For each fiscal year that occurs during the Term (other than the fiscal year ending June 30, 2002), the Corporation shall pay Executive a cash bonus in an amount determined by the Board of Directors.

4.4       INITIAL STOCK OPTION GRANT. The Corporation agrees that as of the date hereof, the Executive shall be granted options to acquire 1,000,000 shares of common stock of the Corporation (the "Initial Options"). The Initial Options
(i) shall vest quarterly over the next year commencing on June 30, 2002 and (ii) shall be exercisable after vesting at an exercise price equal to $1.80 per share for the five year period following the date of grant, provided, however, that if
                                                      --------  --------
Executive ceases to be either an employee or director of the Corporation, the exercise period shall be shortened in accordance with the Corporation's 2002 Stock Option Plan. "Annual Revenues" means total revenues as set forth in the Company's annual audited financial statements filed with the Securities and Exchange Commission filed as part of the Company's Annual Report on Form 10-K or 10-KSB (or any successor form), as amended.

4.5 EXPENSES. During the Term, the Corporation shall promptly reimburse Executive for all reasonable and necessary travel expenses and other disbursements incurred by Executive on behalf of the Corporation in performance of Executive's duties hereunder, assuming Executive has received prior approval for such travel expenses and disbursements by the Corporation to the extent possible, consistent with corporate practice with respect to the reimbursement of expenses incurred by the Corporation's senior executives.

4.6 BENEFITS. During the Term, Executive shall be entitled to participate in such pension, profit sharing, group insurance, option plans, hospitalization, and group health and benefit plans and all other benefits and plans as the Corporation provides to its senior executives.

4.7 DEFERRAL OF COMPENSATION. Notwithstanding anything to the contrary in this Agreement, any remuneration under this Agreement or any other agreements to which the Corporation and Executive are parties in respect of employment that is not deductible for any taxable year of the Corporation because of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") will be deferred until the first day that any excess remuneration becomes deductible under Section 162(m) or by virtue of its repeal or amendment. Any such deferred payment will bear interest at the prime rate plus one beginning with the date such payment is first deferred. Notwithstanding any provision in this Agreement to the contrary, this Section 4.8 shall survive the termination of this Agreement.

4.8 LOANS TO EXECUTIVE. From time to time during the Term, at Executive's request, Executive may borrow funds from the Corporation, provided,
                                                                       --------
that, at any time the aggregate amount of any such borrowings shall not exceed the amount of Executive's remuneration that has been deferred pursuant to
Section 4.8. Executive shall be required to pay interest on such borrowings at a rate equal to the prime rate plus one and such borrowings will be subject to any additional terms and conditions as reasonably determined by the Board of Directors.

     Section  5.     TERMINATION.

5.1          DEATH  OR  TOTAL  DISABILITY.

     (a)          Death.  This  Agreement  shall  terminate  upon  the  death of
                  -----
Executive;  provided, however, that the Corporation shall continue to pay to the
            --------  -------
estate of Executive the Base Salary as set forth in Section 4.1 hereof for the twelve (12) month period immediately subsequent to the date of Executive's death.

      (b)        Total Disability. In the event Executive is discharged due to a
                 -----------------
"Total Disability" (as defined in Section 6.1 below), then this Agreement shall be deemed terminated and the Corporation shall be released from all obligations to Executive with respect to this Agreement, except obligations accrued prior to such termination and as provided in Section 6.2 hereof.

5.2 TERMINATION FOR CAUSE; EXECUTIVE'S RESIGNATION. In the event Executive is discharged "For Cause" (as defined below) or in the event Executive resigns (other than pursuant to Section 5.5 hereof), then upon such occurrence, this Agreement shall be deemed terminated and the Corporation shall be released from all obligations to Executive with respect to this Agreement, except obligations accrued prior to such termination.

5.3 TERMINATION OTHER THAN FOR CAUSE. In the event (i) Executive is discharged other than "For Cause" or due to his death or "Total Disability," or
(ii) the Corporation notifies Executive that the Corporation has elected to not extend the Term of this Agreement as provided in Section 3, then the Corporation shall pay the following amount to Executive: the product of (i) Executive's Base Salary on the date of such termination (or, in the case of a non-extension, the date on which the Term of this Agreement would expire after such non-extension) plus the Cash Bonus paid (or payable) to Executive for the fiscal year ending on the June 30 immediately preceding the date of such termination (or, in the case of a non-extension, the date on which the Term of this Agreement would expire after such non-extension) multiplied by (ii) the greater
                                                  -------------
of (A) the number of years (and fractions of years) remaining on the Term or (B) two. Such amount shall be paid over a two year period from the date of termination (or, in the case of a non-extension, from the date on which the Term of this Agreement would expire after such non-extension) in substantially equal installments on a basis consistent with the payroll schedule applied to Executive during the Term of this Agreement.

5.4          "FOR  CAUSE".  As  used  herein,  the  term "For Cause" shall mean:

(a) the conviction of, or pleading guilty or nolo contendere to, any crime, whether or not involving the Corporation, constituting a felony in the jurisdiction involved, which the Board of Directors, in its sole discretion, determines may have an injurious effect on the Corporation;

(b)          the  conviction  of  any  crime  involving  moral  turpitude;  or

(c) gross negligence or willful misconduct in the conduct of Executive's duties or willful or repeated failure or refusal to perform such duties as may be delegated to Executive by the Board of Directors which are consistent with Executive's position, and that as to any conduct concerning this subsection (c), such conduct is not corrected by Executive within fourteen (14) days following receipt by Executive of written notice from the Board of Directors), such notice to state with specificity the nature of the breach, failure or refusal, gross negligence or willful misconduct related to Executive's employment with the Corporation.

5.5          TERMINATION  UPON  CHANGE  OF  CONTROL.

     (a) If, during the period commencing 120 days prior to a Change of Control and ending on the first anniversary of a Change of Control, Executive's employment shall have been terminated by the Corporation (other than For Cause) or by Executive for Good Reason:

     (i) all unvested options to acquire stock of the Corporation held by Executive shall vest on the date of termination;

     (ii) the Corporation shall make a lump sum cash payment to Executive within ten (10) days of the date of termination in an amount equal to (i) the amount of compensation that is accrued and unpaid through the date of termination pursuant to Section 4 of this Agreement and (ii) three (3) times the total compensation received by Executive pursuant to Sections 4.1 and 4.3 of this Agreement for the preceding 12-month period ending June 30.

     (b)  In  the event that any payment (or portion thereof) to Executive under
Section 5.5(a) is determined to constitute an "excess parachute payment," under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, the following calculations shall be made:

     (i) The after-tax value to Executive of the payments under Section 5.5(a) without any reduction; and

     (ii) the after-tax value to Executive of the payments under Section 5.5(a) as reduced to the maximum amount (the "Maximum Amount") which may be paid to Executive without any portion of the payments constituting an "excess parachute payment".

If after applying the agreed upon calculations set forth above, it is determined that the after-tax value determined under clause (ii) above is greater than the after-tax value determined under clause (i) above, the payments to Executive under Section 5.5(a) shall be reduced to the Maximum Amount.

5.6          "CHANGE  OF  CONTROL".  As  used  herein,  the term "Change of
Control"  shall  mean:

     (a) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as used in Section 13(d) and 14(d) thereof including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Corporation or any subsidiary or any affiliate of the Corporation or any employee benefit plan sponsored or maintained by the Corporation or any subsidiary of the Corporation (including any trustee of such plan acting as trustee), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Corporation representing a majority of the combined voting power of the Corporation's then outstanding securities; or

     (b) When, during any period of twenty-four (24) consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof provided, however, that a director who
                                          --------  -------
was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or through the operation of this proviso; or

     (c) The occurrence of a transaction requiring stockholder approval for the acquisition of the Corporation by an entity other than the Corporation or a subsidiary or an affiliated company of the Corporation through purchase of assets, or by merger, or otherwise.

5.7 "GOOD REASON" As used herein, the term "Good Reason" shall mean the occurrence of any of the following:

(a) the assignment to Executive, without his consent, of any duties inconsistent in any substantial and negative respect with his positions, duties, responsibilities and status with the Corporation as contemplated hereunder, if not remedied by the Corporation within thirty (30) days after receipt of written notice thereof from Executive;

(b) any removal of Executive, without his consent, from any positions or offices Executive held as contemplated hereunder (except in connection with the termination of Executive's employment by the Corporation For Cause or on account of Total Disability pursuant to the requirements of this Agreement), if not remedied by the Corporation within thirty (30) days after receipt of written notice thereof from Executive;

(c) a reduction by the Corporation of Executive's Base Salary as in effect as contemplated hereunder or a reduction in any formula used in computing Executive's compensation pursuant to Section 4 of this Agreement, except in connection with the termination of Executive's employment by the Corporation For Cause or due to Total Disability pursuant to the requirements of this Agreement;

(d) any termination of Executive's employment by the Corporation during the Term that is not effected pursuant to the requirements of this Agreement;

(e) any material breach by the Corporation of the terms of this Agreement that is not remedied by the Corporation within thirty (30) days after receipt of written notice thereof from Executive;

(f) the relocation of Executive's work location, without Executive's consent, to a place more than seventy five (75) miles from the location set forth herein; or

(g) failure by any successor to the Corporation to expressly assume all obligations of the Corporation under this Agreement, which failure is not remedied by the Corporation within thirty (30) days after receipt of written notice thereof from Executive.

     Section  6.     DISABILITY.


6.1 TOTAL DISABILITY. In the event that after Executive has failed, due to a disability, to have performed his regular and customary duties for a period of ninety (90) consecutive days or for any one hundred eighty (180) days out of any three hundred and sixty (360) day period, and before Executive has become "Rehabilitated" (as hereinbelow defined) a majority of the members of the Board of Directors, exclusive of Executive, may vote to determine that Executive is mentally or physically incapable or unable to continue to perform such regular and customary duties of employment and upon the date of such majority vote, Executive shall be deemed to be suffering from a "Total Disability." As used herein, the term "Rehabilitated" shall mean such time as Executive is willing, able and commences to devote his time and energies to the affairs of the Corporation to the extent and in the manner that he did so prior to his disability.

6.2 PAYMENT DURING DISABILITY. In the event Executive is unable to perform his duties hereunder by reason of a disability, prior to the time such disability is deemed a Total Disability in accordance with the provisions of
Section 6.1 above, the Corporation shall continue to pay Executive his Base Salary pursuant to Section 4.1 during the continuance of any such disability. Upon a determination of any Total Disability pursuant to the provisions of
Section 6.1 above, the Corporation shall pay to Executive his Base Salary pursuant to Section 4.1 for the twelve (12) month period immediately subsequent to the date of determination of Total Disability.

Section 7. VACATIONS. Executive shall be entitled to a vacation of four (4) weeks per year, during which period his Base Salary shall be paid in full. Executive shall take his vacation at such time or times as Executive and the Corporation shall determine is mutually convenient.

Section  8.     CONFIDENTIAL  INFORMATION; INVENTIONS.  (a) Executive recognizes
                -------------------------------------
that he has had and will continue to have access to secret and confidential information regarding the Company, including but not limited to its customer list, products, know-how, and business plans. Executive acknowledges that such information is of great value to the Company, is the sole property of the Company, and has been and will be acquired by him in confidence. In consideration of the obligations undertaken by the Company herein, Executive will not, at any time, during or after his employment hereunder, reveal, divulge or make known to any person, any information acquired by Executive during the course of his employment, which is treated as confidential by the Company, including but not limited to its customer list, not otherwise in the public domain, other than in the ordinary course of business during his employment hereunder. The provisions of this Section 8 shall survive Executive's employment hereunder.

     (b) The Company has hired the Executive to work full time so that anything the Executive produces during the Term and in connection with his performance under this Agreement is the property of the Company. Any writing, invention, design, system, process, development or discovery conceived, developed, created or made by the Executive, alone or with others, during the period of his employment hereunder and applicable to the business of the Company, whether or not patentable, registrable, or copyrightable shall become the sole and exclusive property of the Company.

     (c) The Executive shall disclose the same promptly and completely to the Company and shall, during the period of his employment hereunder and at any time and from time to time hereafter, (i) execute all documents requested by the Company for vesting in the Company the entire right, title and interest in and to the same, (ii) execute all documents requested by the Company for filing such applications for and procuring patents, trademarks, service marks or copyrights as the Company, in its sole discretion, may desire to prosecute, and (iii) give the Company all assistance it may reasonably require, including the giving of testimony in any suit, action, investigation or other proceeding.


Section  9.     COVENANT  NOT  TO  COMPETE.

(a) Executive recognizes that the services to be performed by him hereunder are special, unique and extraordinary. The parties confirm that it is reasonably necessary for the protection of the Corporation that Executive agree, and accordingly, Executive does hereby agree that, except as provided in Subsection (c) below, he shall not, directly or indirectly, at any time during the Restricted Period within the Restricted Area (as such terms are defined in Section 9(d) below), engage in any Competitive Business (as defined in Section 9(d) below), either on his own behalf or as an officer, director, stockholder, partner, principal, trustee, investor, consultant, associate, employee, owner, agent, creditor, independent contractor, co-venturer of any third party or in any other relationship or capacity.

(b) Executive hereby agrees that he will not, directly or indirectly, for or on behalf of himself or any third party, at any time during the Restricted Period (i) solicit any customers of the Corporation or (ii) solicit, employ or engage, or cause, encourage or authorize, directly or indirectly, to be employed or engaged, for or on behalf of himself or any third party, any employee or agent of the Corporation or any of its subsidiaries.

(c) This Section 9 shall not be construed to prevent Executive from owning, directly and indirectly, in the aggregate, an amount not exceeding one percent (1%) of the issued and outstanding voting securities of any class of any corporation whose voting capital stock is traded on a national securities exchange or in the over-the-counter market.

(d) The term "Restricted Period," as used in this Section 9, shall mean the period of Executive's actual employment hereunder plus twenty-four (24) months after the date Executive is no longer employed by the Corporation. The term "Restricted Area" as used in this Section 9 shall mean anywhere in the world. The term "Competitive Business" as used in this Agreement shall mean the design, manufacture, sale, marketing or distribution of products in the categories of products sold by, or under license from, the Corporation or any of its affiliates.

(e) The provisions of this Section 9 shall survive the termination of Executive's employment as provided hereunder.


Section 10. REASONABLENESS OF COVENANTS. Executive acknowledges that he has carefully read and considered all the terms and conditions of this Agreement, including the restraints imposed upon him pursuant to Sections 8 and 9 hereof. Executive agrees that said restraints are necessary for the reasonable and proper protection of the Corporation and its subsidiaries and affiliates, and that each and every one of the restraints is reasonable in respect to subject matter, length of time, geographic area and otherwise. Executive further acknowledges that, in the event any provision of Sections 8 and 9 hereof shall be determined by any court of competent jurisdiction to be unenforceable by reason of its being extended over too great a time, too large a geographic area, too great a range of activities or otherwise, such provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law.

Section  11.     MISCELLANEOUS.

     11.1 ENFORCEMENT OF COVENANTS. The parties hereto agree that Executive is obligated under this Agreement to render personal services during the Term of a special, unique, unusual, extraordinary and intellectual character, thereby giving this Agreement peculiar value, and in the event of a breach of any covenant of Executive herein, the injury or imminent injury to the value and goodwill of the Corporation's business could not be reasonably or adequately compensated in damages in an action at law. Executive therefore agrees that the Corporation, in addition to any other remedies available to it, shall be entitled to seek specific performance, preliminary and permanent injunctive relief or any other equitable remedy against Executive, without the posting of a bond, in the event of any breach or threatened breach by Executive of any provision of this Agreement (including, but not limited to the provisions of Sections 8 and 9). Without limiting the generality of the foregoing, if Executive breaches any provision of Section 8 or 9 hereof, such breach will entitle the Corporation to enjoin Executive from disclosing any confidential information to any competing business, to enjoin such competing business from receiving Executive or using any such confidential information, and/or to enjoin Executive from rendering personal services to or in connection with such competing business. The rights and remedies of the parties hereto are cumulative and shall not be exclusive, and each party shall be entitled to pursue all legal and equitable rights and remedies and to secure performance of the obligations and duties of the other under this Agreement, and the enforcement of one or more of such rights and remedies by a party shall in no way preclude such party from pursuing, at the same time or subsequently, any and all other rights and remedies available to it.

11.2 SEVERABILITY. The invalidity or partial invalidity of one or more provisions of this Agreement shall not invalidate any other provision of this Agreement. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

11.3 ASSIGNMENTS. Neither Executive nor the Corporation may assign or delegate any of their rights or duties under this Agreement without the express written consent of the other, except the Corporation may transfer its rights and duties in connection with a sale of all or substantially all of its assets or in connection with a business combination (subject to Section 5.5 hereof).

11.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes and embodies the full and complete understanding and agreement of the parties with respect to Executive's employment by the Corporation, supersedes all prior understandings and agreements, whether oral or written, between Executive and the Corporation, and shall not be amended, modified or changed except by an instrument in writing executed by Executive and by an expressly authorized officer of the Corporation.

11.5 WAIVER. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

11.6 BINDING EFFECT. This Agreement shall inure to the benefit of, be binding upon and enforceable against, the parties hereto and their respective successors, heirs, beneficiaries and permitted assigns.

11.7 HEADING. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

11.8 NOTICES. Any and all notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, sent by registered or certified mail, return receipt requested, postage prepaid, or by private overnight mail service (e.g. Federal Express) to the party at the address set forth above or to such other address as either party may hereafter give notice of in accordance with the provisions hereof. Notices shall be deemed given on the sooner of the date actually received or the third business day after sending.

11.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to such State's conflicts of laws principles and each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.

11.10 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                   SECURITY  INTELLIGENCE  TECHNOLOGIES,  INC.


                                   By:  /s/  Tom  Felice
                                        ----------------
                                   Name:   Tom  Felice
                                   Title:  Chief  Operating  Officer

                                   /s/  Ben  Jamil
                                   ---------------
                                   Ben  Jamil

                                                                       EXHIBIT 2

                             STOCK PLEDGE AGREEMENT


     This AGREEMENT dated as of April 17, 2002, made by and between Atlas Equity Group, Inc., a Florida corporation (the "Stockholder") and Security Intelligence Technologies, Inc., a Florida corporation (the "Company").

     WHEREAS, the Stockholder was and continues to be a principal stockholder of the Company; and

     WHEREAS, CCS International, Ltd., a Delaware corporation ("CCS"), the Company and CCS Acquisition Co., a Delaware corporation ("MergerSub"), entered into that certain Agreement and Plan of Merger dated as of February 28, 2002, pursuant to which MergerSub is to merge with and into CCS (the "Merger Agreement"); and

     WHEREAS, CCS has agreed to waive the satisfaction by the Company of Section 6.3(g) of the Merger Agreement in exchange for the pledge of shares of common stock of the Company by the Stockholder hereunder; and

     WHEREAS, the Stockholder owns those shares of common stock of the Company identified on Exhibit I hereto; and

     WHEREAS, the pledge of shares hereunder is in connection with the Company's private placement by the Company of its shares of common stock.

     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1.     DEFINED TERMS.  Unless otherwise defined herein, the following terms
            -------------
shall  have  the  respective  meanings  set  forth  below:

     "Collateral"  has  the  meaning  specified  in  Section  2  hereof.

     "Event of Default" shall mean the inability of the Company to raise net cash proceeds from the sale of its common stock of at least $925,000 by the Termination Date.

     "Pledge Agreement" shall mean this Agreement, as it may be amended, supplemented or otherwise modified.

     "Pledged Stock" shall mean all of the shares of common stock of the Company listed on Exhibit I hereto and any stock, options or rights received by the Stockholder and subject to Section 3 hereof.

     "Termination  Date"  shall  mean  June  1,  2002.

     2.     PLEDGE.  The  Stockholder  hereby (a) pledges, hypothecates, assigns
            ------
and transfers to the Company, as escrow agent ("Escrow Agent"), all of the Pledged Stock to be held by Escrow Agent subject to the terms of this Agreement, and hereby grants to the Company a lien on, and perfected security interest in, the Pledged Stock and all proceeds thereof (which shall be a first lien) and (b) delivers to Escrow Agent the stock certificates evidencing the Pledged Stock identified on Exhibit I hereto, together with appropriate undated stock powers duly executed in blank, all as collateral security for the private placement contemplated hereby. All property at any time pledged to the Company hereunder (whether described herein or not) and all income therefrom and proceeds thereof are herein sometimes collectively called the "Collateral".

     3.     DIVIDENDS,  DISTRIBUTIONS,  ETC.  If, while this Pledge Agreement is
            --------------------------------
in effect, the Stockholder becomes entitled to receive or receives any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for, any shares of Pledged Stock or otherwise, the Stockholder agrees to accept the same as agent for the Company, to hold the same in trust on behalf of and for the benefit of the Company and to deliver the same forthwith to the Escrow Agent in the exact form received, with the endorsement of the Stockholder when necessary and/or appropriate undated stock or other powers duly executed in blank, to be held by the Escrow Agent, subject to the terms of the Escrow Agreement, as additional collateral security for the private placement contemplated hereby.

     4.     VOTING  RIGHTS.  Prior  to  any  sale  of  the  Pledged  Stock,  the
            --------------
Stockholder shall be entitled to vote the Pledged Stock and to give consents, waivers and ratifications in respect thereof. The Stockholder shall not grant any proxy or right to vote the Pledged Shares to any third party during the term of this Agreement.

     5.     OBLIGATIONS.  (a)  The  Company  may  elect  to  sell  shares of its
            -----------
unregistered common stock (the "Purchased Shares") that will generate total net cash proceeds to the Company prior to the Termination Date of not less than
$925,000 (the "Target Proceeds"). In the event that it is necessary for the Company to issue an aggregate number of shares of its common stock in excess of 575,000 shares (the "Target Share Amount") to investors in order to receive the Target Proceeds, the Company is hereby authorized by the Stockholder to cancel a number Pledged Shares equal to the difference between the actual number of shares issued by the Company and the Target Share Amount. In the event that it is necessary for the Company to issue an aggregate number of shares of its common stock that is less than the Target Share Amount to the investors in order to receive the Target Proceeds, the Company shall issue to the Stockholder a number of shares of its common stock equal to the difference between the actual number of shares issued by the Company and the Target Share Amount. Each of the investors must be acceptable to the Company and the information and documentation required by such investors must be reasonably acceptable to the Company. In the event that the Company rejects a bona fide offer (a "Bona Fide Offer") from a ready, willing and able investor (which investor is acceptable to the Company and the terms and conditions of the proposed transaction are otherwise acceptable to the Company) that will result in the Target Proceeds being received by the Company, then the Company shall agree to release the Pledged Shares to the Stockholder.

          (b) With respect to each closing between the Company and an investor, the Company agrees to release a number of Pledged Shares to the Stockholder based upon the total percentage of the Target Proceeds received by the Company prior to the Termination Date. For example, if on May 1, 2002, the Company and an investor close on the sale by the Company of shares of its common stock generating net cash proceeds to the Company of $462,500, then the Company would be required to release to the Stockholder 750,000 Pledged Shares ($462,500/$925,000 = .5, 1,500,000 Pledged Shares x .5 = 750,000 shares).

     6.     REMEDIES.  In  the  event  that  the  Company  fails  to  close  on
            --------
transactions generating the Target Proceeds by the Termination Date for any reason, then the Company is hereby authorized by the Stockholder (without any further action by the Stockholder) to cancel the Pledged Shares as of the Termination Date. Without limiting the generality of the foregoing, the Stockholder expressly agrees that in any such event, the Company, without demand of performance or other demand, advertisement or notice of any kind to or on the Stockholder or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), and forthwith cancel the Pledged Shares, or any part thereof. To the extent permitted by applicable law, the Stockholder waives all claims, damages and demands against the Company arising out of the retention or cancellation of the Pledged Shares unless resulting from such Company's willful misconduct. The Stockholder agrees that the Company need not give notice of the time and place of the cancellation of the Pledged Shares in accordance with this Agreement. The remedies set forth in this Section 6 shall be the sole remedies available to the Company.

     7.     REPRESENTATIONS  AND  WARRANTIES.  The  Stockholder  represents  and
            --------------------------------
warrants  to  the  Company  that:

     (a) the execution, delivery and performance of this Pledge Agreement, and the granting of liens pursuant hereto, have been duly authorized by all requisite action on its part, and do not require the consent of any party;

     (b) this Pledge Agreement have been duly executed and delivered by the Stockholder and are legal, valid and binding obligations, enforceable against the Stockholder in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by general principles of equity;

     (c) the Stockholder is the record and beneficial owner of, and has good and valid title to, the Pledged Stock described on Exhibit I hereto, and it will be owner of, and have such title to, all other Pledged Stock described in Section 3 hereof owned by it subject to no lien whatsoever (except the liens created hereby);

     (d) all the shares of Pledged Stock described on Exhibit I hereto have been, and all shares of Pledged Stock described in Section 3 hereof will be, duly and validly issued for good and valuable consideration and are, or will be, fully paid and non-assessable; and

     (e)  the  pledge, assignment and delivery of the Pledged Stock described on
Exhibit  I  hereto  creates,  and the delivery of any Pledged Stock described in
Section 3 hereof will create, a valid lien on, and perfected security interest in, such Pledged Stock and the proceeds thereof, subject to no prior lien or option or any agreement purporting to grant to any third party a prior lien on the Stockholder's property or assets that would include such Pledged Stock.

     8.     COVENANTS.  During  the  Term  of  this  Agreement,  the Stockholder
            ---------
covenants  and  agrees  with  the  Company  that  :

     (a) it will, upon the Company's written request, defend the Secured Parties' right, title and first priority security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever;

     (b) it will have or obtain promptly good title (subject to no lien whatsoever, except the liens created by this Pledge Agreement) to and right to pledge any other property at any time hereafter pledged to the Company as collateral security hereunder and will likewise defend the Company's right and title thereto and liens thereon;

     (c) it will not sell, short sell, pledge, hypothecate, encumber, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to any of the Collateral, nor will it create, incur or permit to exist any lien with respect to any of the Collateral, any interest therein or any proceeds thereof (except for the liens created by this Pledge Agreement); and

     (d) it will not vote to enable any issuer of any Pledged Stock, and will not otherwise agree to permit any issuer of any Pledged Stock, to merge or consolidate with, or into, any other corporation or issue any stock or other securities of any nature in addition to or in exchange or substitution for any Pledged Stock.

     9.     FURTHER  ASSURANCES.  The  Stockholder  agrees  that at any time and
            -------------------
from time to time, on the written request of the Company, the Stockholder will execute and deliver such further documents and do such further acts and things as the Company may reasonably request in order to effectuate the purposes of this Pledge Agreement.

     10.     LIMITATION  ON COMPANY'S DUTY IN RESPECT OF COLLATERAL.  Beyond the
             ------------------------------------------------------
safe custody thereof, the Company shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

     11.     NOTICES.  Except  as  otherwise  specified  herein,  all  notices,
             -------
requests, demands or other communications related to this Pledge Agreement to or on the Stockholder or the Company shall be in writing (including teletransmissions).

     12.     SEVERABILITY.  Any  provision  of  this  Pledge  Agreement  that is
             ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13.     NO  WAIVER, CUMULATIVE REMEDIES.  The Company shall not by any act,
             -------------------------------
delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy that the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising, on the part of the Company, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any right, power or privilege hereunder or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     14.     NO ORAL MODIFICATION, SUCCESSORS, GOVERNING LAW.  None of the terms
             -----------------------------------------------
or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Company. This Pledge Agreement and all obligations of the Stockholder hereunder shall be binding on its successors and assigns and shall, together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its respective successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (United States).

     15.     SUBMISSION  TO  JURISDICTION,  WAIVER  OF  TRIAL  BY  JURY.
             ----------------------------------------------------------

     (a) For purposes of any action or proceeding involving this Pledge Agreement or any other agreement or document referred to herein, the Stockholder hereby expressly submits to the jurisdiction of all federal and state courts located in the State of New York (United States) and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided a reasonable time for appearance is allowed.

     (b) THE STOCKHOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) (i) ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER DOCUMENT OR AGREEMENT REFERRED TO HEREIN, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY and (ii) ANY RIGHT TO CONTEST THE APPROPRIATENESS OF ANY ACTION BROUGHT WITHIN THE JURISDICTION
MENTIONED IN PARAGRAPH (a) OF THIS SECTION 18 BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

     16.     FEES AND EXPENSES.  Any and all reasonable fees, costs and expenses
             -----------------
of whatever kind or nature, including the reasonable fees and legal expenses incurred by the Company's counsel in connection with the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by the Stockholder on demand

     17.     TERMINATION.  This  Agreement shall terminate on the earlier of (i)
             -----------
the date on which the Target Proceeds have been received by the Company, (ii) the Termination Date, (iii) the date on which the Company rejects a Bona Fide Offer.

     18.     COUNTERPARTS.  This  Pledge Agreement may be executed in any number
             ------------
of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     19.     DESCRIPTIVE  HEADINGS.  The  captions  in this Pledge Agreement are
             ---------------------
for convenience of reference only and shall not define or limit the provisions hereof.

     IN WITNESS WHEREOF, the Stockholder has caused this Pledge Agreement to be duly executed and delivered under seal as of the date first written above.



                                  ATLAS  EQUITY  GROUP,  INC.

                                  /s/  Michael  Farkas
                                  --------------------
                                  Michael  Farkas

                                  SECURITY  INTELLIGENCE  TECHNOLOGIES,  INC.


                                  By:  /s/  Ben  Jamil
                                       -----------------
                                  Name:     Ben  Jamil
                                  Title:    President

                                       EXHIBIT  I  to  the  PLEDGE  AGREEMENT
                                       --------------------------------------


                                  PLEDGED STOCK
                                  -------------





Certificate Number        Issuer           Class of Stock    Number  of  Shares
------------------        ------           --------------    ------------------

                     Security Intelligence
                     Technologies, Inc.     Common Stock         1,500,000

                                                                       EXHIBIT 3

The CCS Counter Spy Shops Go Public! Real Spy Technology & Spy
Toys  Go  Mainstream

NEW YORK--(BUSINESS WIRE)--April 17, 2002--CCS International, Ltd., the parent company of The Counter Spy Shops of Mayfair, London(TM) and operator of www.spyzone.com, became a public company today via a reverse merger with Security Intelligence Technology Group (OTCBB: SITG - news).

Financial  details  were  not  disclosed.

CCS and The Counter Spy Shops(TM) manufacture and/or provide state-of-the-art security, surveillance, countersurveillance and counter-measure equipment and/or systems for the private citizen, corporations, law enforcement agencies, NATO member countries' armed forces, the international security marketplace and governments worldwide. The company specializes in anti-bugging, anti-wiretapping, covert video & CCTV, night vision, digital lie-detection, scramblers, encryption systems, bullet-resistant clothing, armored vehicles, GPS and RF tracking, cellular monitoring systems and security seminars.

Thomas Felice, chief operating officer and general manager of CCS's Counter Spy Shop retail marketing centers, explained that the decision to become a public company stems from CCS's rapid growth as a result of the new worldwide emphasis on security. Further, he believes that as a public company it will now have the resources to expand it's marketing efforts and distribution network to bring security equipment and personal protection into the mainstream domestic and international markets.

He added, ``The unfortunate tragedies have literally forced people to rethink their own personal safety and realize that the doorman, gatekeeper, bodygaurd and/or home security system is no longer the final line in personal protection or corporate security. It is literally a new psychological defense posture that Americans are now taking on, worldwide.

``We have been thrust forward into a precarious age, where businesses and private citizens are now dealing with information as their most valuable asset, the theft of which could alter their business, livelihood or even their lifestyle. From internal security threats to personal security surrounding terrorism to identity theft, this new unstable climate fosters an obligation and responsibility to safeguard the things in life that one works so hard to achieve, and can assist in explaining why this business may be the right business to be in at the right time to be in it.''

CCS plans to expand using the additional capital generated by the merger with Security Intelligence Technology Group into franchising additional retail locations, (already located in New York, Washington DC, Miami, Beverly Hills, London, Hong Kong, Mexico City & Israel), bringing security equipment and personal protection into the mainstream American market and enlarging it's research & development to produce and/or provide unique security solutions in the everchanging security marketplace. It also plans to widely market the brand name The Counter Spy Shops(TM) as well as Spyzone.com, the company's corporate Website and catalog.

CCS & The Counter Spy Shops(TM) have more than 40 years' experience in the international security field, helping businesses and catering to professionals and lamen alike who demand leading equipment for protection of clients, voice, data and proprietary information. More than just a chain selling James Bond-like gadgets and ``boy's toys,'' the Counter Spy Shops(TM) and it's parent company, CCS International, Ltd., have assisted numerous organizations and events, including the Apollo 11 space mission, Radio Free Europe, major motion picture and television productions (prop, tech and set design), Aston Martin promotions, Fortune 500 Companies concerned about threats to proprietary information, The International Spy Museum, game show prizing and many national and international federal and state government and law enforcement agencies.

Safe  Harbor  Statement

Statements in this press release and oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf that are not statements of historical or current fact constitute ``forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms ``believes,'' ``expects,'' ``intends,'' ``may,'' ``should,'' or `anticipates'' to be uncertain forward-looking statements. The forward looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

Interviews,  investor  &  media/press  kits  available


-------------------

Contact:

     CCS  International,  Ltd.
     The  Counter  Spy  Shops
     Investor  and  Media  Relations:
     Arielle  Jamil,  212/688-8500
     cell:  917/449-USPY
     www.spyzone.com
     ---------------

                                                                       EXHIBIT 4


CCS International, Ltd. and their CounterSpy Shops retail stores completes merger with Security Intelligence Technologies

NEW YORK--(BUSINESS WIRE)--April 18, 2002--CCS International, Ltd., the parent company of the Counter SpyShops and operator of www.spyzone.com, announced today that it closed its merger with Security Intelligence Technologies, Inc. (OTC BB:
SITG  -  news).

CCS believes that as a public company it will now have the resources to expand its business to bring security equipment and personal protection into the mainstream domestic and international markets.

CCS designs, manufactures and/or distributes specialized equipment and solutions for security, privacy, home and personal protection as well as cellular and advanced GPS intercept/monitoring systems through its network of worldwide distributors, its CounterSpy Shop retail stores and its four international offices. Their products specifically focus in the areas of Anti-bugging, Anti-wiretapping, Covert Video & CCTV, Night Vision, Digital lie-detection, Scramblers and Encryption systems, Bullet-resistant clothing, armored vehicles, GPS and RF tracking, Cellular Monitoring Systems and security seminars.

The company's management and founders have over 40 years experience in the international security field and have assisted numerous US and domestic clients including but not limited to: federal and state government and law enforcement agencies, international governments, Fortune 500 Companies, the Apollo 11 Space Mission, the security of Radio Free Europe, prop and set design for major motion picture and television productions, The International Spy Museum, Aston Martin Automobiles and various television game shows.

Ben Jamil, Security Intelligence's CEO said ``Unfortunately, recent events have caused people to rethink their own personal safety. Similarly, corporations are reassessing corporate security. With the completion of this merger, we will be able to enlarge our research and development department in order to provide unique security solutions in the ever changing security marketplace. Further, we anticipate devoting additional funds to expand our marketing efforts and distribution network.''

As a result of the merger, CCS has become a wholly owned subsidiary of Security Intelligence Technologies, Inc. Ben Jamil has been appointed Security Intelligence's new President and Chief Executive Officer and Chairman of the Board and Menachem Cohen, Tom Felice, Sylvain Naar and Nomi Om, each of whom are executive officers of CCS, have each been named to the Board of Directors of Security Intelligence. The transaction will be accounted for using purchase accounting and has been effected on a tax-free basis to the stockholders of CCS.

About  CCS  and  the  Counter  SpyShops  of  Mayfair  London

CCS International is a developer, manufacturer and marketer of leading edge solutions for surveillance, counter-surveillance, countermeasure and personal and home security. After identifying the need for security related products, CCS designs, manufactures and markets advanced proprietary systems worldwide through its wholesale division for governments and corporations and CounterSpy Shop retail stores, showrooms and offices located in New York, Miami, Beverly Hills, Washington DC, Hong Kong, Mexico City, Israel and London. For more information, please visit the CCS Web site at www.spyzone.com.

Safe  Harbor  Statement

Statements in this press release and oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf that are not statements of historical or current fact constitute ``forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms ``believes,'' ``expects,'' ``intends,'' ``may,'' ``should,'' or ``anticipates'' to be uncertain forward-looking statements. The forward looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.


--------------------

Contact:

     CCS  International,  Ltd.
     The  Counter  Spy  Shops
     Arielle  Jamil
     Investor  and  Media  Relations
     212/688-8500
     www.spyzone.com
     ---------------